Exhibit 99.1

GAP INC. OUTLINES STRATEGY FOR LONG-TERM, BALANCED GROWTH

NEW YORK - September 6, 2017 - Today, Gap Inc. (NYSE: GPS) will provide an overview of its balanced growth strategy at the Goldman Sachs 24th Annual Global Retailing Conference.

“Over the past two years, we’ve made significant progress evolving how we operate - starting with getting great product into the hands of our customers, more consistently and faster than ever before,” said Art Peck, president and chief executive officer, Gap Inc. “With much of this foundation in place, we’re now shifting our focus to growth. We will leverage our iconic brands and significant scale to deliver growth by shifting to where our customers are shopping - online, value and active.”

Growth Brands: Old Navy and Athleta
Demonstrating Gap Inc.’s continued focus on its growth brands, the company expects Old Navy to exceed $10 billion and Athleta to exceed $1 billion in net sales in the next few years, driven by growth in online and mobile channels, U.S. store expansion, and continued market share leadership in loyalty categories.

Expanded Investment in Online and Digital
The company has built a highly profitable online and mobile business with double-digit sales growth and industry leading capabilities. Gap Inc. sites are built on a proprietary e-commerce platform that enables wide-ranging capabilities, including cross-brand shopping, omni-channel services, and an upcoming buy online, pick-up in store service, as well as a new personalization engine powered by customer data. Over the next three years, Gap Inc. will accelerate this work with a continued significant investment in areas including direct fulfillment capacity, loyalty, personalization, omni-channel services, artificial intelligence and other data-driven customer experiences.

Advantaged Real Estate Portfolio
To support its growth strategy, the company will be shifting its focus to where customers are shopping, simultaneously increasing its presence in its more profitable value and online channels, while continuing to shed square footage in lower productivity specialty locations. Over the next three years, the company expects to add about 70 net new stores, with the addition of about 270 Old Navy, Athleta and value expressions across the portfolio, and the closure of about 200 underperforming Gap and Banana Republic specialty locations.

Productivity and Scale
Taking advantage of Gap Inc.’s scale creates an opportunity to drive greater efficiency, speed and profitability. The company expects about $500 million in expense savings over the next three years by better leveraging its size and scale, cross-brand synergies and streamlining operations and processes. The company plans to reinvest a portion of productivity related savings in its growth initiatives, providing opportunity for margin expansion.

Webcast
A live webcast of the presentation will be available at www.gapinc.com/investors (follow the Quicklinks / Webcast link) from approximately 11:20 a.m. to 12:00 p.m. Eastern Time today. An archive of the webcast presentation will be available for 90 days.

Forward-Looking Statements
This press release, and related investor day conference and webcast, contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding the following: Old Navy, Athleta, and online net sales; investments in areas including direct fulfillment capacity, loyalty, personalization, omni-channel services, artificial intelligence and other data-driven customer experiences; shifting toward online, value and active; net store openings over the next three years, including the addition of Old Navy, Athleta and value expressions across the portfolio, and closure of underperforming Gap and Banana Republic specialty locations; expense savings over the next three years; and reinvestment of a portion of productivity related savings in growth initiatives.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the company’s actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, the following risks, any of which could have an adverse effect on the Company’s financial condition, results of operations, and reputation: the risk that the company or its franchisees will be unsuccessful in gauging apparel trends and changing consumer preferences; the highly competitive nature of the company’s business in the United States and internationally; the risk of failure to maintain, enhance and protect the company’s brand image; the risk of failure to attract and retain key personnel, or effectively manage succession; the risk that trade matters could increase the cost or reduce the supply of apparel available to the company; the risk of changes in the regulatory or administrative landscape; the risk that the company’s investments in omni-channel shopping initiatives may not deliver the results the company anticipates; the risk if the company is unable to manage its inventory effectively; the risk that the company is subject to data or other security breaches that may result in increased costs, violations of law, significant legal and financial exposure, and a loss of confidence in the company’s security measures; the risk of foreign currency exchange rate fluctuations; the risks to the company’s business, including its costs and supply chain, associated with global sourcing and manufacturing; the risk of changes in global economic conditions or consumer spending patterns; the risks to the company’s efforts to expand internationally, including its ability to operate under a global brand structure and operating in regions where it has less experience; the risks to the company’s reputation or operations associated with importing merchandise from foreign countries, including failure of the company’s vendors to adhere to its Code of Vendor Conduct; the risk that the company’s franchisees’ operation of franchise stores is not directly within the company’s control and could impair the value of its brands; the risk that the company or its franchisees will be unsuccessful in identifying, negotiating, and securing new store locations and renewing, modifying, or terminating leases for existing store locations effectively; the risk that comparable sales and margins will experience fluctuations; the risk that changes in the company’s credit profile or deterioration in market conditions may limit the company’s access to the capital markets; the risk that updates or changes to the company’s information technology systems may disrupt its operations; the risk of natural disasters, public health crises, political crises, or other catastrophic events; the risk of reductions in income and cash flow from our marketing and servicing arrangement related to our private label and co-branded credit cards; the risk that the adoption of new accounting pronouncements will impact future results; the risk that the company does not repurchase some or all of the shares it anticipates purchasing pursuant to its repurchase program; and the risk that the company will not be successful in defending various proceedings, lawsuits, disputes, claims, and audits.

Additional information regarding factors that could cause results to differ can be found in the company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017, as well as the company’s subsequent filings with the Securities and Exchange Commission.

These forward-looking statements are based on information as of September 6, 2017. The company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

About Gap Inc.
Gap Inc. is a leading global retailer offering clothing, accessories, and personal care products for men, women, and children under the Gap, Banana Republic, Old Navy, Athleta, Intermix, and Weddington Way brands. Fiscal year 2016 net sales were $15.5 billion. Gap Inc. products are available for purchase in more than 90 countries worldwide through about 3,200 company-operated stores, about 450 franchise stores, and e-commerce sites. For more information, please visit www.gapinc.com.

Investor Relations Contact:
Tina Romani
(415) 427-5264
Investor_relations@gap.com

Media Relations Contact:
Kari Shellhorn
(415) 427-1805
Press@gap.com